Exhibit 10.2

FIRST AMENDMENT AND JOINDER TO LOAN AND SERVICING AGREEMENT

This First Amendment and Joinder to Loan and Servicing Agreement (this “Amendment”), dated as of August 6, 2026, is by and among ACRES Holdings, LLC (the “Initial Borrower”), ACRES Capital, LLC (“ACRES Capital”), ACRES Insurance Agency, LLC (“ACRES Insurance” and together with ACRES Capital, collectively, the “New Borrowers” and each, a “New Borrower” and the New Borrowers, together with the Initial Borrower, collectively, the “Borrowers” and each, a “Borrower”), the other Loan Parties party hereto, [**] and each of the other lenders party hereto, as the Lenders (the “Lenders”), [**], as the Administrative Agent (in such capacity, the “Administrative Agent”), [**], as Facility Servicer (in such capacity, the “Facility Servicer”), ACRES Share Holdings, LLC (“ACRES Share Holdings”) and ACRES Development Management, LLC (“ACRES Development ”).

PRELIMINARY STATEMENTS:

1.
Reference is made to the Loan and Servicing Agreement, dated as of July 23, 2025 (the “Existing Loan and Servicing Agreement”), by and among (i) the Initial Borrower, (ii) ACRES Capital Corp., a Delaware corporation (“ACC”), ACRES Capital, ACRES Share Holdings, ACRES Development, and the other Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, (iv) the Administrative Agent, and (v) the Facility Servicer.
2.
In connection with the internal restructuring of ACRES Commercial Realty Corp. (the “ACRES Restructuring”), the Initial Borrower and the New Borrowers have requested that (i) ACRES Capital and ACRES Insurance join the Loan and Servicing Agreement and each other Transaction Document to which New Borrowers are a party as Borrowers, and (ii) 209 West Jackson Holdings, LLC, a Delaware limited liability company (“209 West Jackson Subsidiary”), Kimbrough BADA, LLC, a Delaware limited liability company (“Kimbrough Subsidiary”), Exantas Phili Holdings, LLC, a Delaware limited liability company (“HGI City Center Subsidiary”), Appleton Hotel Holdings, LLC, a Delaware limited liability company (“Appleton Holdings”), Appleton Hotel Leasing, LLC, a Delaware limited liability company (“Appleton Leasing”), and ACRES Holdings Sub LLC, a Delaware limited liability company (“ACRES Merger Sub” and together with 209 West Jackson Subsidiary, Kimbrough Subsidiary, HGI City Center Subsidiary, Appleton Holdings and Appleton Leasing collectively, the “New Guarantors” and each, a “New Guarantor”) join the Loan and Servicing Agreement and each other Transaction Document to which any such New Guarantor is a party as Loan Parties.
3.
In connection with the ACRES Restructuring, (i) ACC, a Loan Party under the Existing Loan and Servicing Agreement, will merge with and into ACRES Merger Sub on the First Amendment Effective Date, with ACRES Merger Sub continuing as the surviving entity (the “Merger”), and, as a result of the Merger, ACC will cease to exist as a separate legal entity and (ii) ACRES Share Holdings and ACRES Development, each a Loan Party under the Existing Loan and Servicing Agreement, will cease to own any assets or conduct any business or operations, and as a result, and subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders have agreed to release ACRES Share Holdings and ACRES Development as a Loan Party under the Agreement and the Transaction Documents.

4.
The Borrowers have further requested that the Lenders amend the Existing Loan and Servicing Agreement to (i) increase the Commitments to $185,000,000 and (ii) make certain other amendments and modifications to the Existing Loan and Servicing Agreement as more fully set forth herein, and subject to the terms and conditions set forth in this Amendment, the Lenders agree to such requests.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Amendment, the receipt and sufficiency of which are acknowledged, the parties to this Amendment hereby agree as follows:

5.
Definitions. Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth for such terms in the Loan and Servicing Agreement.
6.
Amendments to the Loan and Servicing Agreement. Effective upon the First Amendment Effective Date, the Existing Loan and Servicing Agreement, including the schedules and exhibits attached thereto, shall each be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Loan and Servicing Agreement attached hereto as Exhibit A (the Existing Loan and Servicing Agreement as so amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”).
7.
Joinder.
(a)
New Borrowers. Each New Borrower, by its execution of this Amendment, hereby acknowledges, agrees and confirms that, as of the First Amendment Effective Date, such New Borrower shall be deemed to have executed and become a party to the Loan and Servicing Agreement as if such New Borrower were an original signatory thereto. Each New Borrower hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan and Servicing Agreement, including without limitation all obligations, representations, warranties and covenants set forth therein, with the same force and effect as if such New Borrower were originally referred to therein as a Borrower. Without limiting the foregoing, each New Borrower agrees that its obligations under the Loan and Servicing Agreement shall be joint and several with the obligations of the Initial Borrower and each other Borrower, and each New Borrower shall be jointly and severally liable for the prompt payment of all Obligations in full when due (whether at stated maturity, by acceleration or otherwise) and for the performance of all covenants and obligations of the Borrowers under the Loan and Servicing Agreement. From and after the First Amendment Effective Date, all references to the “Borrower” or “Borrowers” in the Loan and Servicing Agreement and each other Transaction Document applicable to the Borrowers shall be deemed to include each New Borrower.

(b)
New Guarantors. Each New Guarantor, by its execution of this Amendment, hereby acknowledges, agrees and confirms that, as of the First Amendment Effective Date, such New Guarantor shall be deemed to have executed and become a party to the Loan and Servicing Agreement as if such New Guarantor were an original signatory thereto. Each New Guarantor hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan and Servicing Agreement, including without limitation all obligations, representations, warranties and covenants set forth therein, with the same force and effect as if such New Guarantor were originally referred to therein as a Guarantor. Without limiting the foregoing, each New Guarantor agrees that its obligations under the Loan and Servicing Agreement shall be joint and several with the obligations of each other Guarantor, and each New Guarantor shall be jointly and severally liable for the prompt payment of all Obligations in full when due (whether at stated maturity, by acceleration or otherwise) and for the performance of all covenants and obligations of the Guarantors under the Loan and Servicing Agreement. From and after the First Amendment Effective Date, all references to the “Guarantor” or “Guarantors” in the Loan and Servicing Agreement and each other Transaction Document applicable to the Guarantors shall be deemed to include, as applicable, each New Guarantor.
8.
Release of Guarantors. Effective as of the First Amendment Effective Date, the Administrative Agent, on behalf of the Lenders and the other Secured Parties, hereby releases each of ACRES Share Holdings and ACRES Development from all of their respective guarantee obligations and other obligations as a Guarantor or Loan Party under the Loan and Servicing Agreement and the other Transaction Documents, and each of ACRES Share Holdings and ACRES Development shall cease to be a Guarantor or Loan Party thereunder; provided that such release is limited solely to ACRES Share Holdings and ACRES Development and shall not release, discharge, impair or otherwise affect any Obligations of any other Loan Party, any Liens granted under the Transaction Documents, or any rights or remedies of the Administrative Agent, the Lenders or any other Secured Party under the Transaction Documents.
9.
Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
(a)
Such Loan Party (i) has the power, authority and legal right to (A) execute and deliver this Amendment and (B) perform and carry out the terms of this Amendment and the Loan and Servicing Agreement, as amended, and the transactions contemplated hereby and thereby and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Loan Party.
(b)
This Amendment and the Loan and Servicing Agreement, as amended, each constitute the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.
(c)
The representations and warranties of each Loan Party contained in the Loan and Servicing Agreement are true and correct in all material respects (except that any representation qualified as to materiality shall be true and correct in all respects as so qualified) as of the date hereof (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date).
(d)
As of the date hereof, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Unmatured Event of Default, Event of Default or Market Trigger Event.
10.
Effectiveness. This Amendment is effective on and as of the date when the last of the following conditions precedent has been satisfied in a manner satisfactory to the Initial Lender (such date, the “First Amendment Effective Date”):
(a)
This Amendment has been duly executed by, and delivered to, the parties hereto.
(b)
The Amended and Restated Security Agreement, dated as of the First Amendment Effective Date, has been duly executed by the parties thereto, and delivered to the parties hereto.
(c)
With respect to any certificated Pledged Equity (as defined in the Amended and Restated Security Agreement), the Administrative Agent has received such stock certificates and stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent.
(d)
A Perfection Certificate, dated as of the First Amendment Effective Date, has been duly executed by the Loan Parties and delivered to the parties hereto.
(e)
The 65 E. Wacker Payment Direction Letter, dated as of the First Amendment Effective Date, has been duly executed by the parties thereto and delivered to the parties hereto.
(f)
A Reporting Package, dated as of the First Amendment Effective Date, has been delivered to the parties hereto.
(g)
A certificate of an officer of each of the Loan Parties, dated as of the First Amendment Effective Date, certifying (i) the names and true signatures of the incumbent officers of the Loan Parties authorized to sign on behalf of the Loan Parties each of the Transaction Documents to which it is a party (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the Administrative Agent has received from any of the Loan Parties a revised certificate meeting the requirements of this paragraph (f)(i)), (ii) that the copy of the Constituent Documents of the Loan Parties, as applicable, is a complete and correct copy and that such Constituent Documents have not been amended, modified or supplemented and are in full force and effect and (iii) the authorization document of the managing member, board of trustees or such other authorizing party, as applicable, approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party, has been duly executed by the Loan Parties, and delivered to, the parties hereto

(h)
The good standing certificates, each dated as of a recent date for each of the Loan Parties and issued by the Secretary of State of the State of Delaware, New York or other jurisdiction, as applicable, have been delivered to the parties hereto.
(i)
Financing statements describing the Collateral and (i) naming the Loan Parties as debtor and the Administrative Agent, on behalf of the Secured Parties, as secured party and (ii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent’s, on behalf of the Secured Parties, interests in the Collateral, have been delivered to the parties hereto.
(j)
Copies of tax, judgment and lien searches in all jurisdictions reasonably requested by the Administrative Agent and requests for information (or a similar UCC search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the First Amendment Effective Date, and with respect to such requests for information or UCC searches, listing all effective financing statements which name the Loan Parties (under its present name and any previous name) as debtor(s) and which are filed in the State of Delaware, together with copies of such financing statements (none of which shall cover the Collateral) have been delivered to the parties hereto.
(k)
One or more favorable opinions of counsel to the Loan Parties, dated as of the First Amendment Effective Date, reasonably acceptable to the Majority Lenders and the Administrative Agent and addressed to the Administrative Agent and the Lenders, have been delivered to the parties hereto.
(l)
The Borrowers shall have obtained an investment grade rating (BBB- or higher) on the Facility from an Acceptable Rating Agency, and the Lenders shall have received a copy of any Rating Letter issued in connection therewith
(m)
The Valuation Policy as in effect on the First Amendment Effective Date has been delivered to the parties hereto.
(n)
The representations and warranties of each Loan Party in Section 5 are true and correct as of the date hereof.
(o)
The ACRES Restructuring contemplated by this Amendment shall have been completed in a manner reasonably satisfactory to the Initial Lender, and the Initial Lender shall have received any documents reasonably requested by it in connection therewith, including but not limited to evidence of the payment in full of all obligations of RCC Real Estate SPE 9 LLC (the “Project Hectare Borrower”) and the other obligors pursuant to the Amended and Restated Loan and Servicing Agreement, dated as of December 22, 2022, by and among, amongst others [**] and the Project Hectare Borrower.
(p)
Executed copies of all Management Agreements have been delivered to the parties hereto.
(q)
The Amended and Restated Agent Fee Letter, dated as of the First Amendment Effective Date, (the “Amended and Restated Agent Fee Letter”) and the Amended and

Restated Structuring Fee Letter, dated as of the First Amendment Effective Date, (the “Amended and Restated Structuring Fee Letter”), have been duly executed by the Borrowers and the Administrative Agent, and delivered to, the parties hereto.
(r)
All fees and expenses (including reasonable and documented out-of-pocket legal fees and any fees required under the Amended and Restated Agent Fee Letter and the Amended and Restated Structuring Fee Letter) that are required to be paid hereunder, under any Transaction Document or by the Fee Letters have been paid in full.
(s)
The Administrative Agent shall have received (i) all documentation and other information requested by the Administrative Agent acting at the direction of the Majority Lenders or required by regulatory authorities with respect to each Loan Party under applicable “know your customer” and Anti-Money Laundering Laws, including the USA PATRIOT Act including, without limitation, a duly executed IRS Form W-9 (or such other applicable IRS tax form) of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and (ii) a Beneficial Ownership Certification in relation to each Loan Party and each Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.
(t)
Each Loan Party has received all material governmental, shareholder and third-party consents and approvals necessary or reasonably required in connection with the transactions contemplated by this Amendment and the other Transaction Documents and all applicable waiting periods have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any Loan Party or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation is applicable which could reasonably be expected to have such effect.
(u)
No action, proceeding or investigation shall have been instituted or threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Initial Lender’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or the other Transaction Documents.
(v)
Such other documents as the Administrative Agent or any Lender may reasonably request have been duly executed by, and delivered to, the parties hereto.
11.
Reaffirmations. Except as expressly modified by this Amendment, the Loan and Servicing Agreement shall remain in full force and effect and each Loan Party reaffirms all obligations, covenants, and liens set forth in the Loan and Servicing Agreement and the other Transaction Documents.
12.
Effect Upon the Loan and Servicing Agreement. This Amendment embodies and constitutes the entire understanding among the parties with respect to the subject matter contemplated herein and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Amendment. This Amendment and the Loan and Servicing Agreement are to be read together as one document. From and after the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan and Servicing Agreement or any other Transaction Document to the Loan and Servicing Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein” or words of like import, means and are a reference to the Loan and Servicing Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Amendment. This Amendment shall constitute a Transaction Document for purposes of the Loan and Servicing Agreement and each other Transaction Document.
13.
Successors and Assigns. This Amendment is binding upon each party hereto and their respective successors and assigns, and inures to the sole benefit of such party and its respective successors and assigns. No Loan Party has the right to assign their respective rights or delegate their respective duties under this Amendment.
14.
Costs, Expenses and Taxes. Each Loan Party affirms and acknowledges that Section 10.07 of the Loan and Servicing Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.
15.
Severability. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
16.
Incorporation by Reference. Sections 10.06, 10.09, 10.10 and 10.21 of the Loan and Servicing Agreement are incorporated by reference into this Amendment mutatis mutandis and shall apply hereto as if originally made a part hereof.
17.
Electronic Signatures. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

Execution Version

FIRST AMENDMENT AND JOINDER TO LOAN AND SERVICING AGREEMENT

This First Amendment and Joinder to Loan and Servicing Agreement (this “Amendment”), dated as of August 6, 2026, is by and among ACRES Holdings, LLC (the “Initial Borrower”), ACRES Capital, LLC (“ACRES Capital”), ACRES Insurance Agency, LLC (“ACRES Insurance” and together with ACRES Capital, collectively, the “New Borrowers” and each, a “New Borrower” and the New Borrowers, together with the Initial Borrower, collectively, the “Borrowers” and each, a “Borrower”), the other Loan Parties party hereto, [**] and each of the other lenders party hereto, as the Lenders (the “Lenders”), [**], as the Administrative Agent (in such capacity, the “Administrative Agent”), [**], as Facility Servicer (in such capacity, the “Facility Servicer”), ACRES Share Holdings, LLC (“ACRES Share Holdings”) and ACRES Development Management, LLC (“ACRES Development ”).

PRELIMINARY STATEMENTS:

1.
Reference is made to the Loan and Servicing Agreement, dated as of July 23, 2025 (the “Existing Loan and Servicing Agreement”), by and among (i) the Initial Borrower, (ii) ACRES Capital Corp., a Delaware corporation (“ACC”), ACRES Capital, ACRES Share Holdings, ACRES Development, and the other Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, (iv) the Administrative Agent, and (v) the Facility Servicer.
2.
In connection with the internal restructuring of ACRES Commercial Realty Corp. (the “ACRES Restructuring”), the Initial Borrower and the New Borrowers have requested that (i) ACRES Capital and ACRES Insurance join the Loan and Servicing Agreement and each other Transaction Document to which New Borrowers are a party as Borrowers, and (ii) 209 West Jackson Holdings, LLC, a Delaware limited liability company (“209 West Jackson Subsidiary”), Kimbrough BADA, LLC, a Delaware limited liability company (“Kimbrough Subsidiary”), Exantas Phili Holdings, LLC, a Delaware limited liability company (“HGI City Center Subsidiary”), Appleton Hotel Holdings, LLC, a Delaware limited liability company (“Appleton Holdings”), Appleton Hotel Leasing, LLC, a Delaware limited liability company (“Appleton Leasing”), and ACRES Holdings Sub LLC, a Delaware limited liability company (“ACRES Merger Sub” and together with 209 West Jackson Subsidiary, Kimbrough Subsidiary, HGI City Center Subsidiary, Appleton Holdings and Appleton Leasing collectively, the “New Guarantors” and each, a “New Guarantor”) join the Loan and Servicing Agreement and each other Transaction Document to which any such New Guarantor is a party as Loan Parties.
3.
In connection with the ACRES Restructuring, (i) ACC, a Loan Party under the Existing Loan and Servicing Agreement, will merge with and into ACRES Merger Sub on the First Amendment Effective Date, with ACRES Merger Sub continuing as the surviving entity (the “Merger”), and, as a result of the Merger, ACC will cease to exist as a separate legal entity and (ii) ACRES Share Holdings and ACRES Development, each a Loan Party under the Existing Loan and Servicing Agreement, will cease to own any assets or conduct any business or operations, and as a result, and subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders have agreed to release ACRES Share Holdings and ACRES Development as a Loan Party under the Agreement and the Transaction Documents.

4.
The Borrowers have further requested that the Lenders amend the Existing Loan and Servicing Agreement to (i) increase the Commitments to $185,000,000 and (ii) make certain other amendments and modifications to the Existing Loan and Servicing Agreement as more fully set forth herein, and subject to the terms and conditions set forth in this Amendment, the Lenders agree to such requests.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Amendment, the receipt and sufficiency of which are acknowledged, the parties to this Amendment hereby agree as follows:

1.
Definitions. Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth for such terms in the Loan and Servicing Agreement.
2.
Amendments to the Loan and Servicing Agreement. Effective upon the First Amendment Effective Date, the Existing Loan and Servicing Agreement, including the schedules and exhibits attached thereto, shall each be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Loan and Servicing Agreement attached hereto as Exhibit A (the Existing Loan and Servicing Agreement as so amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”).
3.
Joinder.
(a)
New Borrowers. Each New Borrower, by its execution of this Amendment, hereby acknowledges, agrees and confirms that, as of the First Amendment Effective Date, such New Borrower shall be deemed to have executed and become a party to the Loan and Servicing Agreement as if such New Borrower were an original signatory thereto. Each New Borrower hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan and Servicing Agreement, including without limitation all obligations, representations, warranties and covenants set forth therein, with the same force and effect as if such New Borrower were originally referred to therein as a Borrower. Without limiting the foregoing, each New Borrower agrees that its obligations under the Loan and Servicing Agreement shall be joint and several with the obligations of the Initial Borrower and each other Borrower, and each New Borrower shall be jointly and severally liable for the prompt payment of all Obligations in full when due (whether at stated maturity, by acceleration or otherwise) and for the performance of all covenants and obligations of the Borrowers under the Loan and Servicing Agreement. From and after the First Amendment Effective Date, all references to the “Borrower” or “Borrowers” in the Loan and Servicing Agreement and each other Transaction Document applicable to the Borrowers shall be deemed to include each New Borrower.

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(b)
New Guarantors. Each New Guarantor, by its execution of this Amendment, hereby acknowledges, agrees and confirms that, as of the First Amendment Effective Date, such New Guarantor shall be deemed to have executed and become a party to the Loan and Servicing Agreement as if such New Guarantor were an original signatory thereto. Each New Guarantor hereby ratifies, as of the First Amendment Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan and Servicing Agreement, including without limitation all obligations, representations, warranties and covenants set forth therein, with the same force and effect as if such New Guarantor were originally referred to therein as a Guarantor. Without limiting the foregoing, each New Guarantor agrees that its obligations under the Loan and Servicing Agreement shall be joint and several with the obligations of each other Guarantor, and each New Guarantor shall be jointly and severally liable for the prompt payment of all Obligations in full when due (whether at stated maturity, by acceleration or otherwise) and for the performance of all covenants and obligations of the Guarantors under the Loan and Servicing Agreement. From and after the First Amendment Effective Date, all references to the “Guarantor” or “Guarantors” in the Loan and Servicing Agreement and each other Transaction Document applicable to the Guarantors shall be deemed to include, as applicable, each New Guarantor.
4.
Release of Guarantors. Effective as of the First Amendment Effective Date, the Administrative Agent, on behalf of the Lenders and the other Secured Parties, hereby releases each of ACRES Share Holdings and ACRES Development from all of their respective guarantee obligations and other obligations as a Guarantor or Loan Party under the Loan and Servicing Agreement and the other Transaction Documents, and each of ACRES Share Holdings and ACRES Development shall cease to be a Guarantor or Loan Party thereunder; provided that such release is limited solely to ACRES Share Holdings and ACRES Development and shall not release, discharge, impair or otherwise affect any Obligations of any other Loan Party, any Liens granted under the Transaction Documents, or any rights or remedies of the Administrative Agent, the Lenders or any other Secured Party under the Transaction Documents.
5.
Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
(a)
Such Loan Party (i) has the power, authority and legal right to (A) execute and deliver this Amendment and (B) perform and carry out the terms of this Amendment and the Loan and Servicing Agreement, as amended, and the transactions contemplated hereby and thereby and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Loan Party.
(b)
This Amendment and the Loan and Servicing Agreement, as amended, each constitute the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.
(c)
The representations and warranties of each Loan Party contained in the Loan and Servicing Agreement are true and correct in all material respects (except that any

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representation qualified as to materiality shall be true and correct in all respects as so qualified) as of the date hereof (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date).
(d)
As of the date hereof, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Unmatured Event of Default, Event of Default or Market Trigger Event.
6.
Effectiveness. This Amendment is effective on and as of the date when the last of the following conditions precedent has been satisfied in a manner satisfactory to the Initial Lender (such date, the “First Amendment Effective Date”):
(a)
This Amendment has been duly executed by, and delivered to, the parties hereto.
(b)
The Amended and Restated Security Agreement, dated as of the First Amendment Effective Date, has been duly executed by the parties thereto, and delivered to the parties hereto.
(c)
With respect to any certificated Pledged Equity (as defined in the Amended and Restated Security Agreement), the Administrative Agent has received such stock certificates and stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent.
(d)
A Perfection Certificate, dated as of the First Amendment Effective Date, has been duly executed by the Loan Parties and delivered to the parties hereto.
(e)
The 65 E. Wacker Payment Direction Letter, dated as of the First Amendment Effective Date, has been duly executed by the parties thereto and delivered to the parties hereto.
(f)
A Reporting Package, dated as of the First Amendment Effective Date, has been delivered to the parties hereto.
(g)
A certificate of an officer of each of the Loan Parties, dated as of the First Amendment Effective Date, certifying (i) the names and true signatures of the incumbent officers of the Loan Parties authorized to sign on behalf of the Loan Parties each of the Transaction Documents to which it is a party (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the Administrative Agent has received from any of the Loan Parties a revised certificate meeting the requirements of this paragraph (f)(i)), (ii) that the copy of the Constituent Documents of the Loan Parties, as applicable, is a complete and correct copy and that such Constituent Documents have not been amended, modified or supplemented and are in full force and effect and (iii) the authorization document of the managing member, board of trustees or such other authorizing party, as applicable, approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party, has been duly executed by the Loan Parties, and delivered to, the parties hereto

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(h)
The good standing certificates, each dated as of a recent date for each of the Loan Parties and issued by the Secretary of State of the State of Delaware, New York or other jurisdiction, as applicable, have been delivered to the parties hereto.
(i)
Financing statements describing the Collateral and (i) naming the Loan Parties as debtor and the Administrative Agent, on behalf of the Secured Parties, as secured party and (ii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent’s, on behalf of the Secured Parties, interests in the Collateral, have been delivered to the parties hereto.
(j)
Copies of tax, judgment and lien searches in all jurisdictions reasonably requested by the Administrative Agent and requests for information (or a similar UCC search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the First Amendment Effective Date, and with respect to such requests for information or UCC searches, listing all effective financing statements which name the Loan Parties (under its present name and any previous name) as debtor(s) and which are filed in the State of Delaware, together with copies of such financing statements (none of which shall cover the Collateral) have been delivered to the parties hereto.
(k)
One or more favorable opinions of counsel to the Loan Parties, dated as of the First Amendment Effective Date, reasonably acceptable to the Majority Lenders and the Administrative Agent and addressed to the Administrative Agent and the Lenders, have been delivered to the parties hereto.
(l)
The Borrowers shall have obtained an investment grade rating (BBB- or higher) on the Facility from an Acceptable Rating Agency, and the Lenders shall have received a copy of any Rating Letter issued in connection therewith
(m)
The Valuation Policy as in effect on the First Amendment Effective Date has been delivered to the parties hereto.
(n)
The representations and warranties of each Loan Party in Section 5 are true and correct as of the date hereof.
(o)
The ACRES Restructuring contemplated by this Amendment shall have been completed in a manner reasonably satisfactory to the Initial Lender, and the Initial Lender shall have received any documents reasonably requested by it in connection therewith, including but not limited to evidence of the payment in full of all obligations of RCC Real Estate SPE 9 LLC (the “Project Hectare Borrower”) and the other obligors pursuant to the Amended and Restated Loan and Servicing Agreement, dated as of December 22, 2022, by and among, amongst others [**] and the Project Hectare Borrower.
(p)
Executed copies of all Management Agreements have been delivered to the parties hereto.
(q)
The Amended and Restated Agent Fee Letter, dated as of the First Amendment Effective Date, (the “Amended and Restated Agent Fee Letter”) and the Amended and

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Restated Structuring Fee Letter, dated as of the First Amendment Effective Date, (the “Amended and Restated Structuring Fee Letter”), have been duly executed by the Borrowers and the Administrative Agent, and delivered to, the parties hereto.
(r)
All fees and expenses (including reasonable and documented out-of-pocket legal fees and any fees required under the Amended and Restated Agent Fee Letter and the Amended and Restated Structuring Fee Letter) that are required to be paid hereunder, under any Transaction Document or by the Fee Letters have been paid in full.
(s)
The Administrative Agent shall have received (i) all documentation and other information requested by the Administrative Agent acting at the direction of the Majority Lenders or required by regulatory authorities with respect to each Loan Party under applicable “know your customer” and Anti-Money Laundering Laws, including the USA PATRIOT Act including, without limitation, a duly executed IRS Form W-9 (or such other applicable IRS tax form) of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and (ii) a Beneficial Ownership Certification in relation to each Loan Party and each Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.
(t)
Each Loan Party has received all material governmental, shareholder and third-party consents and approvals necessary or reasonably required in connection with the transactions contemplated by this Amendment and the other Transaction Documents and all applicable waiting periods have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any Loan Party or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation is applicable which could reasonably be expected to have such effect.
(u)
No action, proceeding or investigation shall have been instituted or threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Initial Lender’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or the other Transaction Documents.
(v)
Such other documents as the Administrative Agent or any Lender may reasonably request have been duly executed by, and delivered to, the parties hereto.
7.
Reaffirmations. Except as expressly modified by this Amendment, the Loan and Servicing Agreement shall remain in full force and effect and each Loan Party reaffirms all obligations, covenants, and liens set forth in the Loan and Servicing Agreement and the other Transaction Documents.
8.
Effect Upon the Loan and Servicing Agreement. This Amendment embodies and constitutes the entire understanding among the parties with respect to the subject matter contemplated herein and all prior or contemporaneous agreements, understandings,

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representations, and statements, oral or written, are merged into this Amendment. This Amendment and the Loan and Servicing Agreement are to be read together as one document. From and after the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan and Servicing Agreement or any other Transaction Document to the Loan and Servicing Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein” or words of like import, means and are a reference to the Loan and Servicing Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Amendment. This Amendment shall constitute a Transaction Document for purposes of the Loan and Servicing Agreement and each other Transaction Document.
9.
Successors and Assigns. This Amendment is binding upon each party hereto and their respective successors and assigns, and inures to the sole benefit of such party and its respective successors and assigns. No Loan Party has the right to assign their respective rights or delegate their respective duties under this Amendment.
10.
Costs, Expenses and Taxes. Each Loan Party affirms and acknowledges that Section 10.07 of the Loan and Servicing Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.
11.
Severability. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
12.
Incorporation by Reference. Sections 10.06, 10.09, 10.10 and 10.21 of the Loan and Servicing Agreement are incorporated by reference into this Amendment mutatis mutandis and shall apply hereto as if originally made a part hereof.
13.
Electronic Signatures. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

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The parties have caused this Amendment to be executed as of the date first above written.

BORROWERS:

ACRES HOLDINGS, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

ACRES CAPITAL, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

ACRES INSURANCE AGENCY, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

LOAN PARTIES:

ACRES HOLDINGS SUB LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

KIMBROUGH BADA, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

EXANTAS PHILI HOLDINGS, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

APPLETON HOTEL LEASING, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

APPLETON HOTEL HOLDINGS, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

209 WEST JACKSON HOLDINGS, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

RELEASED GUARANTORS:

ACRES SHARE HOLDINGS, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

ACRES Development Management, LLC

By:	/s/ Mark Fogel

Name: Mark Fogel

Title: President

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

INITIAL LENDER:
[**] By: [**], its Investment Adviser
By: Name: Title:

LENDERS: [**] By: [**], its Investment Adviser
By: Name: Title:

[**] By: [**], its Investment Adviser
By: Name: Title:

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:
[**],
in its capacity as Administrative Agent
By: Name: Title:

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

FACILITY SERVICER:
[**],
in its capacity as Facility Servicer
By: Name: Title:

[Signature Page – First Amendment and Joinder to Loan and Servicing Agreement]

Exhibit A

[See attached]